SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2001

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (650) 813-8200

Item 5. Other Events.

                Greater Bay Bancorp (the "Registrant") has prepared an updated slide presentation containing first quarter 2001 financial and business information.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1          Greater Bay Bancorp slide presentation for the quarter ended March 31, 2001

Item 9. Regulation FD Disclosure

                The slide presentation included herein as Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated: April 26, 2001	By:	/s/ Linda M. Iannone

Linda M. Iannone
Senior Vice President and General Counsel

Exhibit Index

99.1          Greater Bay Bancorp slide presentation for the quarter ended March 31, 2001